Exhibit 10.2

EXECUTION VERSION

CONSENT TO CREDIT AGREEMENT

CONSENT TO CREDIT AGREEMENT, dated as of July 28, 2017 (this “Consent”), among Tronox Incorporated, a Delaware corporation, Tronox Limited (ACN 153 348 111), an Australian public limited company incorporated in the Commonwealth of Australia, Tronox Pigments (Holland) B.V., a Netherlands private limited liability company, the other Borrowers and Loan Parties party hereto, the Lenders party hereto, and UBS AG, Stamford Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers and other Loan Parties entered into that certain Amended and Restated Revolving Syndicated Facility Agreement, dated as of April 1, 2015 (the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Loan Parties have notified the Administrative Agent and Lenders that the Loan Parties wish to sell the assets and/or Equity Interests of those Loan Parties and Subsidiaries engaged in the alkali business as more fully described on Schedule A to this Consent (collectively, the “Alkali Business”);

WHEREAS, the Administrative Agent and Lenders wish to consent to the sale of the Alkali Business subject to and in accordance with the terms set forth in this Consent;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

ARTICLE I

CONSENT TO SALE OF ALKALI BUSINESS

Section 1.1    Sale of Alkali Business. The Lenders hereby consent to the sale of the Alkali Business subject to the satisfaction of the following conditions: (a) the cash purchase price received by the Loan Parties shall be equal to at least the amount specified on Part 1 of Schedule B to this Consent; (b) Borrowers shall, within two (2) Business Days following the consummation of the sale of the Alkali Business, apply the proceeds of all (100%) of the Revolving Loan Priority Collateral which is sold as part of the sale of the Alkali Business to prepay then outstanding Loans (without any corresponding reduction in the Revolving Commitments); (c) the sale of the Alkali Business shall be consummated on or prior to the date specified on Part 2 of Schedule B to this Consent; (d) at least ten (10) Business Days prior to consummation of the sale of the Alkali Business, the Administrative Agent shall have received copies of the acquisition agreement, together with all annexes, exhibits and schedules thereto, with respect to such sale; and (e) at least five (5) Business Days prior to consummation of the sale of the Alkali Business, the Administrative Agent shall have received an updated Borrowing Base Certificate prepared on a pro forma basis giving effect to the sale of the Alkali Business and the prepayment of then outstanding Loans pursuant to clause (b) of this Section 1.1.

Section 1.2    Consent to Release of Liens and Guarantees. The Lenders hereby consent to (a) the release of all Liens on any assets which are sold as part of the sale of the Alkali Business, including all Liens on any personal or real property of any Loan Parties, including on any Equity Interests of any Subsidiaries, which are sold, and (b) the release of any Guarantor whose Equity Interests are transferred as part of the sale of the Alkali Business from its obligations under any Guarantee under the Credit Agreement or any other Loan Document. The Lenders authorize the Collateral Agent to execute all documents required to effect the foregoing releases and to deliver to the Borrowers any Collateral being released that is in the possession or control of the Collateral Agent.

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

Section 2.1    Consent. Receipt by the Administrative Agent of an executed counterpart hereof from each Borrower, the other Loan Parties and the Lenders constituting Required Lenders.

Section 2.2    Term Loan Agreement Consent. Receipt by the Administrative Agent of a consent under the Term Loan Agreement approving the sale of the Alkali Business, in form and substance reasonably satisfactory to the Administrative Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Representations and Warranties. To induce the Lenders to enter into this Consent, each of the Loan Parties represents and warrants that:

(a)    Organization; Power. Each of the Loan Parties (i) is duly organized or incorporated, validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite organizational or constitutional power and authority to execute and deliver this Consent and perform its obligations under the Credit Agreement as modified by this Consent.

(b)    Authorization; Enforceability. This Consent has been duly authorized by all necessary corporate or other organizational action by each of the Loan Parties and constitutes a legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)    Representations and Warranties. Both immediately before and after giving effect to this Consent, the representations and warranties of each Borrower and each other Loan Party contained in Article III of the Credit Agreement or in any other Loan Document are true and correct in all material respects (or in all respects in the case of any representations and warranties qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects in the case of any representations and warranties qualified by materiality) as of such earlier date.

(d)    No Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Consent.

ARTICLE IV

MISCELLANEOUS

Effect of Consent.

(a)    On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Consent. This Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b)    The Credit Agreement, as specifically modified by this Consent, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of the Borrowers under the Loan Documents, in each case as the Credit Agreement is modified by this Consent.

(c)    The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Counterparts. This Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Consent constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Consent shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Consent by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of this Consent.

Section 4.3    Costs and Expenses. As provided in Section 10.03 of the Credit Agreement, Borrowers shall pay the reasonable out-of-pocket expenses incurred by Administrative Agent in connection with (a) the preparation, execution and delivery of this Consent and (b) the preparation, execution and delivery of any other documents, and the taking of any other actions, in connection with this Consent or the release of Liens and Guarantees described in Section 1.2 of this Consent.

Section 4.4    Governing Law. This Consent shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Consent and shall not affect the construction of, or be taken into consideration in interpreting, this Consent.

[Remainder of this page is intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

U.S. BORROWERS:

TRONOX INCORPORATED
TRONOX LLC
TRONOX PIGMENTS LLC
TRONOX FINANCE LLC
TRONOX US HOLDINGS INC.
TRONOX ALKALI CORPORATION
TRONOX ALKALI WYOMING CORPORATION
TRONOX SPECIALTY ALKALI LLC

By:	/s/ Timothy C. Carson
Name:	Timothy C. Carson
Title:	CFO

AUSTRALIAN BORROWERS	)
)
SIGNED, SEALED and DELIVERED by Richard L. Muglia	)
)
as attorney for	)
TRONOX AUSTRALIA HOLDINGS PTY LIMITED (ACN 155 254 274))
TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LTD (ACN 155 120 728))
TRONOX GLOBAL HOLDINGS PTY LIMITED	)
(ACN 154 691 826))
TRONOX LIMITED (ACN 153 348 111))
TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LTD (ACN 155 235 304))
TRONOX PIGMENTS AUSTRALIA PTY LTD	)
(ACN 155 254 336))
TRONOX SANDS HOLDINGS PTY LIMITED
(ACN 154 709 332)
TRONOX HOLDINGS (AUSTRALIA) PTY LTD
(ACN 071 040 750)
TRONOX AUSTRALIA PTY LTD
(ACN 009 084 851)
TIO2 CORPORATION PTY LTD
(ACN 009 124 181)
YALGOO MINERALS PTY. LTD.
(ACN 008 948 383)
TIFIC PTY. LTD. (ACN 009 123 451)
TRONOX MINERAL SALES PTY LTD
(ACN 009 344 094)
TRONOX MANAGEMENT PTY LTD
(ACN 009 343 364)
TRONOX WESTERN AUSTRALIA PTY LTD	/s/ Richard L. Muglia
(ACN 009 331 195)	By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
TRONOX WORLDWIDE PTY LIMITED
(ACN 158 561 061)

under power of attorney dated
in the presence of:

/s/ Steven Kaye
Signature of witness

Steven Kaye
Name of witness (block letters)

[Consent to Revolving Credit Agreement]

DUTCH BORROWERS:

TRONOX HOLDINGS COÖPERATIEF U.A.

By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

By:	/s/ Anthony Orrell
Name: Anthony Orrell
Title: Director

TRONOX WORLDWIDE PTY LIMITED, acting as Managing Partner of TRONOX HOLDINGS EUROPE C.V.

By:	/s/ Richard L. Muglia
Name: Richard L. Muglia
Title: Director

TRONOX PIGMENTS (NETHERLANDS) B.V.

By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

TRONOX PIGMENTS (HOLLAND) B.V.

By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

[Consent to Revolving Credit Agreement]

GUARANTORS:

TRONOX INTERNATIONAL FINANCE LLP

By:	/s/ Richard L. Muglia
Name: Richard L. Muglia
Title: Director

TRONOX PIGMENTS LTD

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: VP & CFO

TRONOX UK HOLDINGS LIMITED

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: Director

TRONOX FINANCE GmbH

By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

TRONOX INTERNATIONAL HOLDINGS GmbH

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: Director

TRONOX UK LIMITED

By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

[Consent to Revolving Credit Agreement]

AGENTS AND LENDERS:

UBS AG, STAMFORD BRANCH, as Issuing Bank, Lender, Swingline Lender, Administrative Agent and Collateral Agent

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Consent to Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

[Consent to Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ David Cirigliano
Name: David Cirigliano
Title: Authorized Signatory

[Consent to Revolving Credit Agreement]

ROYAL BANK OF CANADA, as Lender

By:	/s/ J. Patchell
Name: J. Patchell
Title: Attorney-in-fact

By:	/s/ Anna Bernat
Name: Anna Bernat
Title: Attorney-in-fact

[Consent to Revolving Credit Agreement]

SIEMENS FINANCIAL SERVICES, as Lender

By:	/s/ Maria Levy
Name: Maria Levy
Title: Vice President

By:	/s/ Richard Holston
Name: Richard Holston
Title: Vice President

[Consent to Revolving Credit Agreement]

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Nate McIntosh
Name: Nate McIntosh
Title: Duly Authorized Signer

[Consent to Revolving Credit Agreement]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Sr. Vice President

[Consent to Revolving Credit Agreement]

CITIBANK, N.A., as Lender

By:	/s/ Christopher Marino
Name: Christopher Marino
Title: Vice President & Director

[Consent to Revolving Credit Agreement]